UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2011

YA ZHU SILK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-155486
(Commission File Number)

26-3062449
(IRS Employer Identification No.)

112 North Curry Street, Carson City, Nevada 89703
(Address of principal executive offices, Zip Codes are not applicable in Hong Kong)

(775) 284-3710
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 29, 2011, Ya Zhu Silk, Inc. (“YaZhu”) entered into a master agreement (the “Master Agreement”) with Kunekt Corporation (“Kunekt”), AMS-INT Asia Limited (“AMS”), Ferngrui Yue (“Yue”), Guangzhou Xingwei Communications Technology Ltd. Inc. (“XingWei”), Matt Li (“Li”), Beijing Yiyueqiji Science and Technology Development Ltd. Inc. (“Yiyueqiji”), and Mark Bruk (“Bruk”) whereby the parties agreed to the following:

•	immediately upon the signing of the Master Agreement, YaZhu, Yue, and XinWie will enter into a share exchange agreement, as described below;

•	immediately upon the signing of the Master Agreement, YaZhu, Li, and Yiyueqiji will enter into a share exchange agreement, as described below;

•	immediately upon the signing of the Master Agreement, Kunekt and YaZhu will enter into an asset purchase agreement, as described below;

•
if Kunekt completes a distribution of the YaZhu Shares to the shareholders of Kunekt, within 10 days of the completion of such distribution, Bruk will cancel such number of YaZhu Shares such that Bruk will have no more than 148,917 YaZhu Shares; and

•	immediately upon the signing of the Master Agreement, all of the parties to the Master Agreement will enter into a registration rights agreement, as described below.

On June 29, 2011 and pursuant to the Master Agreement, YaZhu, Yue, and XinWie entered into a share exchange agreement (the “Yue Share Exchange Agreement”), whereby YaZhu will acquire all of the Shares of AMS held by Yue in exchange for the issuance of 1,200,000 shares in the common stock of YaZhu (each, a “YaZhu Share”). The closing of the Yue Share Exchange Agreement will occur 5 business days after the date that AMS, Yiyueqiji and Guangzhou Xinwei Communications Technology Ltd. Inc. provide YaZhu with the information necessary and in the proper form to file a Current Report on Form 8-K that contains Form 10 information about YaZhu after the acquisition of AMS, as required by Item 2.01(f) of Form 8-K, including the consolidated audited financial statements for AMS, Yiyueqiji, and Guangzhou Xinwei Communications Technology Ltd. Inc.

On June 29, 2011 and pursuant to the Master Agreement, YaZhu, Li, and Yiyueqiji entered into a share exchange agreement (the “Li Share Exchange Agreement”), whereby YaZhu will acquire all of the Shares of AMS held by Yue in exchange for the issuance of 3,384,000 YaZhu Shares. The closing of the Li Share Exchange Agreement will occur 5 business days after the date that AMS, Yiyueqiji and Guangzhou Xinwei Communications Technology Ltd. Inc. provide YaZhu with the information necessary and in the proper form to file a Current Report on Form 8-K that contains Form 10 information about YaZhu after the acquisition of AMS, as required by Item 2.01(f) of Form 8-K, including the consolidated audited financial statements for AMS, Yiyueqiji, and Guangzhou Xinwei Communications Technology Ltd. Inc.

On June 29, 2011 and pursuant to the Master Agreement, Kunekt and AMS entered into an asset purchase agreement (the “Asset Purchase Agreement”), whereby Kunekt agreed to sell all of its assets (the “Assets”) to YaZhu (the “Sale”) in consideration of the issuance of 2,480,000 YaZhu Shares to Kunekt. The Sale is subject to Kunekt receiving the approval from its shareholders for the Sale. The closing of the Sale will take place on the later of (i) five business days after Kunekt receives shareholder approval for the Sale; (ii) five business days after the date that AMS, Yiyueqiji and Xinwei provide YaZhu with the information necessary and in the proper form to file a Current Report on Form 8-K that contains Form 10 information about YaZhu after the acquisition of AMS, as required by Item 2.01(f) of Form 8-K, including the consolidated audited financial statements for AMS, Yiyueqiji and Xinwei, or (iii) such other date as the parties hereto mutually agree (the “Closing Date”). Kunekt agreed to use commercially reasonable efforts to obtain approval for the Sale from its shareholders.

On June 29, 2011 and pursuant to the Master Agreement, YaZhu, Kunekt, AMS, Li, Yue, Yiyueqiji, Xinwei and Bruk entered into a registration rights agreement (the “Registration Rights Agreement”) whereby YaZhu agreed to register all YaZhu shares issued pursuant to the Master Agreement or agreements entered into pursuant to the Master

Agreement within 120 days of June 30, 2011. YaZhu agreed to pay a penalty provision of 1.5% of the deemed value of the YaZhu Shares, being $1.00 per YaZhu Share, per month if the YaZhu Shares are not registered within 120 days of June 30, 2011. YaZhu agreed to pay all of the expenses of the registration.

In addition to any other rights Kunekt might have under any other agreement, if the YaZhu Shares issued pursuant to the Asset Purchase Agreement are not registered pursuant to an effective registration statement (pursuant to the Registration Rights Agreement) within 240 days of the Closing Date, YaZhu shall execute and deliver to Kunekt all such bills of sale, assignments, instruments of transfer, deeds, assurances, consents and other documents as shall be necessary to effectively transfer the Asset to Kunekt, free and clear of all encumbrances, or any contract to create an encumbrance, unless such encumbrance is permitted by Kunekt.

On June 29, 2011, a subscriber (the “Subscriber”) executed a share subscription agreement with YaZhu, in which the Subscriber subscribed for 40,000 YaZhu Shares for total gross proceeds of $1,000,000. The Subscriber’s subscription was conditional on the Subscriber being transferred 226,667 YaZhu Shares from an existing shareholder of YaZhu, which results in an effective purchase price of $4.75 per YaZhu Share. The Subscriber represented that the Subscriber was a non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the YaZhu Shares were issued in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 3.02                      Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is also responsive to this item and is hereby incorporated into this Item 3.02 by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2011, Ya Zhu resigned as a director and officer of our company. Ms. Zhu’s resignation was not due to any disagreement with any of our policies, procedures or practices.

On June 29, 2011, we appointed Frank Fengrui Yueas a director and President of our company.

Frank Fengrui Yue – Director and President

Frank Fengrui Yue has extensive experience in the telecom industry based in Beijing. He has worked in the electronics manufacturing, telecom system integration, communications investment areas since mid 1990s. He worked with companies including Shenzhen Electronics Import and Export Corp as a project manager, Beijing ZhongJiaXin Investment Ltd as investment director, Beijing JiaYi Consulting Ltd as President and CEO, and several other telecom companies either as a key management or business development role. We believe that he brings us broad channel and business opportunities in the government and telecom industry for the Great China area. Prior to joining YaZhu as the President and Director, from year 2007 to 2011, he worked as the EVP and division president for Beijing Yuanjin FangYuan Science and Technology company;  from 2005-2007,  Mr.Yue worked as the investment director with  Beijing ZhongJiaXin Investment Ltd.

Family Relationships

As we only have one officer and director, no family relationships exist between any of our directors or executive officers.

Certain Related Transactions and Relationships

Other than as described in Item 1.01 of this Current Report on Form 8-K, we have not been party to any transaction with Mr. Yue since the beginning of our last fiscal year, or any currently proposed transaction with Mr. Yue in which we were or will be a participant and where the amount involved exceeds $120,000, and in which Mr. Yue had or will have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAZHU SILK, INC

 By: /s/ Fengrui Yue
Fengrui Yue
President

Dated: July 12, 2011